Exhibit 99.1

FOR IMMEDIATE RELEASE

DIAMONDPEAK STOCKHOLDERS APPROVE MERGER

DIAMONDPEAK / NEW YORK (October 22, 2020) – DiamondPeak Holdings Corp. (“DiamondPeak”) (NASDAQ:DPHC), announced today that at their special meeting of stockholders, DiamondPeak stockholders voted to approve all stockholder proposals necessary to complete the proposed business combination (the “Merger”) with DiamondPeak, DPL Merger Sub Corp. (“Merger Sub”), and Lordstown Motors Corp. (“Lordstown”). The Merger is expected to close on October 23, 2020, subject to satisfaction of customary closing conditions. On October 26, 2020, the combined company’s Common Stock and Warrants are expected to commence trading on the Nasdaq Global Select Market under the new ticker symbols “RIDE” and “RIDEW,” respectively.

About Lordstown Motors Corp.

Lordstown Motors Corp. is an Ohio-based original equipment manufacturer of light duty fleet vehicles, founded with the purpose of transforming Ohio's Mahoning Valley and Lordstown, Ohio, into the epicenter of electric-vehicle manufacturing. The company owns the Lordstown Assembly Plant where it plans to build the Lordstown Endurance, believed to be the world's first fully-electric pickup truck designed to serve the commercial fleet market. For additional information visit www.lordstownmotors.com.

About DiamondPeak Holdings Corp.

DiamondPeak is a special purpose acquisition company formed for the purpose of effecting a merger, stock exchange, acquisition, reorganization or similar business combination with one or more businesses. DiamondPeak is sponsored by DiamondPeak Sponsor LLC, which is owned by affiliates of David T. Hamamoto and the principals of Silverpeak, an alternative investment management firm.

Important Information About the Merger and Where to Find It

DiamondPeak has filed with the Definitive Proxy Statement with the SEC and has mailed a definitive proxy statement to its stockholders as of the record date established for voting on the Merger. This communication may be deemed to be solicitation material in respect of the proposed business combination between DiamondPeak, Lordstown and Merger Sub. INVESTORS AND SECURITY HOLDERS OF DIAMONDPEAK ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING DIAMONDOEAK’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and security holders will be able to obtain copies of the proxy statement and other documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or by directing a request to: DiamondPeak Holdings Corp., 40 W 57th Street, 29th Floor, New York, NY 10019, (212) 716-2000.

Participants in the Solicitation

DiamondPeak and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of DiamondPeak in respect of the Merger. Information about the directors and executive officers of DiamondPeak is set forth in DiamondPeak’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 25, 2020 and the definitive proxy statement. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed business combination when they become available.

Lordstown and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of DiamondPeak in connection with the Merger. A list of the names of such directors and executive officers and information regarding their interests in the Merger are contained in the proxy statement.

Forward Looking Statements

Certain statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” or other similar expressions may identify such forward-looking statements.

Actual results may differ materially from those discussed in forward-looking statements as a result of factors, risks and uncertainties over which DiamondPeak and Lordstown have no control. These factors, risks and uncertainties include, but are not limited to, the following: (i) conditions to the completion of the proposed business combination and PIPE investment, including stockholder approval of the business combination, may not be satisfied or the regulatory approvals required for the proposed business combination may not be obtained on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties or the termination of any PIPE investor’s subscription agreement; (iii) the effect of the announcement or pendency of the proposed business combination on Lordstown’s business relationships, operating results, and business generally; (iv) risks that the proposed business combination disrupts Lordstown’s current plans and operations and potential difficulties in Lordstown’s employee retention as a result of the proposed business combination; (v) risks related to diverting management’s attention from Lordstown’s ongoing business operations; (vi) potential litigation that may be instituted against DiamondPeak or Lordstown or their respective directors or officers related to the proposed acquisition or the merger agreement or in relation to Lordstown’s business; (vii) the amount of the costs, fees, expenses and other charges related to the proposed business combination and PIPE investment; (viii) risks relating to the uncertainty of the projected financial information with respect to Lordstown, including the conversion of pre-orders into binding orders; (ix) risks related to Lordstown’s limited operating history, the rollout of Lordstown’s business and the timing of expected business milestones, including Lordstown’s ability to complete the engineering of the Endurance and the retooling of the Lordstown facility, and start production of the Endurance, on time and on budget; (x) the effects of competition and the pace and depth of electric vehicle adoption generally on Lordstown’s future business; (xi) Lordstown’s ability to achieve any level of EBITDA margin, including its ability to achieve breakeven EBITDA margin and the timetable for achieving breakeven EBITDA margin; (xii) changes in regulatory requirements, governmental incentives and fuel and energy prices; (xiii) the amount of redemption requests made by DiamondPeak’s public stockholders; (xiv) the ability of DiamondPeak to issue equity or equity-linked securities in connection with the transaction or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) such other factors as are set forth in DiamondPeak’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its definitive proxy statement on Schedule 14A, filed on October 8, 2020, and in DiamondPeak’s other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov.

Forward-looking statements reflect the views and assumptions of DiamondPeak and Lordstown as of the date of this communication with respect to future events. Neither DiamondPeak nor Lordstown undertakes, and each hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by DiamondPeak or Lordstown or any other person that the events or circumstances described in such statement are material.